SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: November 10, 2005

                         Corgenix Medical Corporation
            (Exact Name of registrant as specified in its charter)

         Nevada                  000-24541                  93-1223466
     (State or other       Commission File Number)        I.R.S. Employer
      jurisdiction                                     Identification No.)
    of incorporation)

                               12061 Tejon Street
                           Westminster, Colorado 80234
          (Address, including zip code, of principal executive offices)

                                (303) 457-4345 (Registrant's telephone number
             including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
- Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

      On November 10, 2005, the Registrant issued a press release announcing its financial results for the fiscal quarters ended September 30, 2005 and 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference. This release contains no non-GAAP financial measures.

ITEM 9.01  Financial Statements and Exhibits

a) Not applicable.

b) Not applicable.

c) Exhibits:
           99   Press release dated November 10, 2005.

Safe Harbor Statement

Statements in this report that are not strictly historical facts are "forward looking" statements (identified by the words "believe", "estimate", "project", "expect" or similar expressions) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, bus are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in the regulatory environment, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. The statements in this report are made as of today, based upon information currently known to management, and the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CORGENIX MEDICAL CORPORATION



Date:  November 10, 2005         By: /s/ Douglass T. Simpson
                                 ---------------------------------
                                 Douglass T. Simpson, President and Chief
Executive Officer

Exhibit 99

                                  PRESS RELEASE


For Immediate Release

                 CORGENIX REPORTS RECORD SALES AND EBITDA FOR
                          FIRST QUARTER OF FISCAL 2006

DENVER, COLORADO --November 10, 2005-- Corgenix Medical Corporation (OTC BB:
CONX), a worldwide developer and marketer of diagnostic test kits, reported sales of $1,634,953 for the first fiscal quarter ended September 30, 2005 compared to $1,303,071 for the quarter ended September 30, 2004, an increase of 25.5%.

The quarter produced an operating income of $213,762 and EBITDA (earnings before interest, taxes, depreciation and amortization) of $341,285 compared to an operating loss of $85,996 and negative EBITDA in the first quarter 2005.

The Company reported a net loss of $124,108 or ($0.01) per share for the quarter ended September 30, 2005 compared to a net loss of $190,199 or ($0.04) in the year earlier quarter. The current loss is primarily due to significant non-operating and non-cash charges attributable to the recent convertible debt financing, which resulted in $261,587 in non-cash charges to interest expense and $80,134 in amortization of deferred financing costs, both relating to the beneficial conversion features of the notes payable from the financing.

During the first quarter 2006, Corgenix was named one of Colorado's 50 fastest growing technology companies in Colorado, in a list compiled by Deloitte & Touche. In addition to this award, which was based on consistent revenue growth over five years, the Company recently announced it will develop diagnostic tests for bioterrorism agents under a multi-million dollar NIH contract awarded to Tulane University. Under this contract, the Company will work to develop and manufacture a commercialized product that will enable rapid detection of viral hemorrhagic fevers, potential bioterrorism agents. These new tests, which will utilize Corgenix' proprietary ELISA technology, will expand the company presence into biodefense.

 "We are extremely pleased with the first quarter results," stated Douglass Simpson, President and CEO of Corgenix. "The Company demonstrated the largest year over year quarterly sales increase, and it produced the largest EBITDA since its founding in 1990. As we continue to expand our product portfolio into key strategic markets, as evidenced by our recent collaboration with Tulane under the NIH contract, our sales have rapidly increased both domestically and internationally. The management team believes that we are on target for the strongest year in our history driven by new product expansion and the continued acceleration of our sales."



About Corgenix Medical Corporation

Corgenix is a leader in the development and manufacturing of specialized diagnostic kits for immunology disorders, vascular diseases and bone and joint disorders. Corgenix diagnostic products are commercialized for use in clinical laboratories throughout the world. The company currently sells over 50 diagnostic products through a global distribution network and has significant experience advancing products through the FDA process. More information is available at www.corgenix.com.
------------------------------------------------------------------------------

Statements in this press release that are not strictly historical facts are "forward looking" statements (identified by the words "believe", "estimate", "project", "expect" or similar expressions) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in the regulatory environment, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. The statements in this press release are made as of today, based upon information currently known to management, and the company does not undertake any obligation to publicly update or revise any forward-looking statements.

                                            SUMMARY OF FINANCIAL HIGHLIGHTS
    ($000 of U.S. dollars except shares outstanding and per share amounts)

                CORGENIX MEDICAL CORPORATION AND SUBSIDIARIES
                                OPERATIONAL DATA

                                  Quarter Ended September 30,

                                  2005                    2004
                                 ------------------------------

Net sales                        $1,635                 $1,303

Gross profit                      1,053                    746

Operating income (loss)             214                    (86)

Net loss                           (124)                  (190)

EBITDA                              341                    (40)

Basic and diluted loss
per share                        $(0.01)               $ (0.04)

Diluted shares outstanding    8,379,052               5,324,818





                               BALANCE SHEET DATA

               September 30, 2005           September 30, 2004
               --------------------------------------------------------

Cash                  $ 1,103                        $ 427

Working capital         2,377                          542

Total assets            4,840                        2,846

Long-term debt          1,237                          241

Total stockholders'
equity                  2,353                          381


                     RECONCILIATION OF NET LOSS TO EBITDA
                             ($000 of U.S. dollars)

                                         Quarter Ended September 30,

                                         2005                  2004
                                        ------------------------------

        Net loss as reported         $(124,108)            $ (190,199)

        Adjusted for:
            Interest expense           337,870                104,203
            Depreciation and
            amortization                47,389                 46,068
            Amortization of
            deferred financing
                Costs                   80,134                   --
                                       ---------              ---------

        Earnings before Interest, Taxes,
            Depreciation and
            Amortization (EBITDA)    $341,285               $  (39,928)
                                    =============            ===========


Company Contact:
Corgenix Medical Corp
William Critchfield, Senior VP and CFO
(303) 453-8903 Email: wcritchfield@corgenix.com

Investor Contact:
The Investor Relations Group
John Nesbett / Amanda Watkins
Phone: (212) 825-3210
Fax: (212) 825-3229